CANARY STAKED SUI ETF S-1/A

Exhibit 10.3.3

FEE AMENDMENT

This Fee Amendment (this “Amendment”) is made and entered into as of the date last signed below (the “Amendment Effective Date”) by and between BitGo Bank & Trust, National Association, and Canary Staked SUI ETF (the “Client”) (each, a “Party” and collectively, the “Parties”).

WHEREAS, the Parties have previously entered into a Custodial Services Agreement dated as of the 26th of June, 2025 (as amended or otherwise modified from time to time; the “Agreement”),

WHEREAS, the Parties now wish to modify and amend certain provisions of the Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1.	Amendment of the Agreement. Schedule A of the Agreement is amended to include the staking services fee set forth in Schedule A of this Amendment.
2.	Representations. Each Party represents that all representations made by it in the Agreement are true and accurate as of the Amendment Effective Date.
3.	Restatement; Other Amendments. This Amendment, together with the Agreement, and any exhibits thereto shall be read and interpreted together as one agreement; provided however, in the event of a conflict or inconsistency between the terms of any Agreement and this Amendment, this Amendment will govern. The remainder of the provisions of the Agreement remain effective and unchanged. The Parties agree that this amendment shall replace and supersede all other amendments, side letters, or other agreements, with respect to the Agreement that contemplate the same subject matter.
4.	Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.
5.	Governing Law. This Amendment shall be governed by and construed in accordance with the governing law provisions of the Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, this Parties have duly executed this Amendment and indicated their mutual intent to be bound hereby with the signatures of their respective authorized representatives below:

BitGo Bank & Trust, National Association		Canary Staked SUI ETF

By:		By:

Name:	Jody Mettler	Name:	drew hill

Date:	06 January 2026 | 1:16 PM PST	Date:	05 January 2026 | 12:59 PM PST

Title:	President	Title:	Drew Hill, President

Signature Page to Fee Amendment

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